UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )
Filed by the Registrant ☒ Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
TaskUs, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! TASKUS, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 TASKUS, INC. 2022 Annual Meeting Vote by June 13, 2022 11:59 PM ET You invested in TASKUS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 14, 2022. *The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the Company’s 2022 Annual Meeting of Stockholders as well as for information regarding how to vote online, by phone or by mail before the meeting. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D70980-P68318 Get informed before you vote View the Notice and 2022 Proxy Statement and 2021 Annual Report online at www.ProxyVote.com or scan the QR code below OR you can receive a free paper or email copy of the proxy materials by requesting prior to May 31, 2022. If you would like to request a copy of the proxy materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 14, 2022 9:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/TASK2022

THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to obtain the proxy materials and vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D70981-P68318 01) Bryce Maddock 02) Jacqueline D. Reses 03) Kelly Tuminelli 1. Election of directors. Nominees: 2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. Approval of the TaskUs, Inc. 2022 Employee Stock Purchase Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For